UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

WESTERN SIZZLIN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-25366	86-0723400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Jefferson Street, Suite 600, Roanoke, Virginia		24011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 345-3195

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 28, 2008, Western Sizzlin Corporation issued a press release announcing that it has signed a term sheet to purchase a controlling interest in Mustang Capital Advisors, LP and Mustang Capital Management, LLC.  Copies of the press release and the signed term sheet are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release dated March 28, 2008.
99.2	Term Sheet dated March 28, 2008 between Western Sizzlin Corporation and John K. H. Linnartz.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2008

WESTERN SIZZLIN CORPORATION

	By:	/s/ Robyn B. Mabe
		Name:	Robyn B. Mabe
		Title:	Vice President and Chief Financial Officer